Exhibit 2.2

                               List of Exhibits to
                          Agreement And Plan Of Merger
            (furnished pursuant to Item 601(b)(2) of Regulation S-K)



     Number                              Description

          1                              Form of CBI Support Agreement*

          2                              Form of Ridgeway Support Agreement*

          3                              Plan of Merger*

          4                              Form of Harwell Employment Agreement**


* Omitted - Registrant will furnish supplementally to the Commission upon request.

**   Exhibit Number 99.2 to Registration Statement.